Principal Funds, Inc.
Supplement dated September 17, 2018
to the Statutory Prospectus dated September 11, 2018

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
Delete the paragraph under Cash Management and replace with the following:
Funds may have uninvested cash balances pending investment in other securities, pending payment of redemptions, or in other circumstances where liquidity is necessary or desirable. A Fund may hold uninvested cash; invest it in cash equivalents such as money market funds, including the Principal Funds, Inc. Government Money Market Fund; lend it to other Funds pursuant to the Funds' interfund lending facility; and/or invest in other instruments that those managing the Fund’s assets deem appropriate for cash management purposes. Generally, these types of investments offer less potential for gains than other types of securities. To attempt to provide returns similar to its benchmark, a Fund may invest uninvested cash in stock index futures contracts or exchange-traded funds (“ETFs”), including Principal Exchange-Traded Funds ETFs. In selecting such investments, the Advisor may have conflicts of interest due to economic or other incentives to make or retain an investment in certain affiliated funds instead of in other investments that may be appropriate for the Fund.

PURCHASE OF FUND SHARES
Add the following sub-section at the end of the section:
Automatic Conversion of Class C Shares
On September 12, 2018, PFI’s Board of Directors approved a 10-year automatic conversion plan to exchange Class C shares for Class A shares. Beginning January 22, 2019, Class C shares held for ten years after purchase will automatically convert to Class A shares of the same Fund. The automatic conversion will generally occur on the 22nd day of each month or, if the 22nd day is not a business day, on the next business day (each, a “Conversion Date”). If the tenth anniversary of a purchase of Class C shares falls on a Conversion Date, a shareholder’s Class C shares will be automatically converted on that date. If the tenth anniversary occurs between Conversion Dates, a shareholder’s Class C shares will be automatically converted on the next Conversion Date after such anniversary. Automatic conversions will be on the basis of the NAV per share, without the imposition of any sales charge (including a CDSC), fee or other charge. Automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.
Class C shares of a Fund acquired through a reinvestment of dividends and distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of that Fund that were not acquired through reinvestment of dividends and distributions.
Class C shares held through a financial intermediary in certain omnibus accounts may be converted by the financial intermediary once it is determined that the Class C shares have been held for the required period. It is the financial intermediary’s (and not the Fund’s) responsibility to maintain appropriate supporting records and to ensure that the shareholder is credited with the proper holding period, and it is the responsibility of the shareholder or their financial intermediary to determine that the shareholder is eligible for the conversion. Please consult with your financial intermediary if you have any questions.

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